Page 46
                                                         Exhibit 10(iii)A(22)(a)


                                     FORM OF
                ASPIRATION ACHIEVEMENT INCENTIVE AWARD AGREEMENT
                             FOR EXECUTIVE OFFICERS
               --------------------------------------------------




                  THIS AGREEMENT, made as of the ____ day of September, 1996 (the "Grant Date"), between NATIONAL SERVICE INDUSTRIES, INC., a Delaware corporation ("NSI") and ____________________________________________, a
Subsidiary      of      NSI      (together,       the      "Company"),       and
__________________________________________________ (the "Grantee").

                  WHEREAS, NSI has adopted the National Service Industries, Inc. Long-Term Achievement Incentive Plan (the "Plan") in order to provide additional incentives to certain officers and key employees of NSI and its Subsidiaries; and

                  WHEREAS, the Committee responsible for administration of the Plan has determined to grant to the Grantee an Aspiration Achievement Incentive Award as provided herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1.       Grant of Aspiration Award.

     1.1 The  Company  hereby  grants to the Grantee an  Aspiration  Achievement
Incentive  Award (the  "Award"),  which has a value  determined  as  provided in
Section 2 below based upon the performance of NSI during the Performance Cycle from September 1, 1996 to August 31, 1999. As provided in the Plan, Grantee's right to payment of this Award is dependent upon Grantee's continued employment in Grantee's current position with the Company, or in a position with responsibilities of substantially similar value to the Company during the Performance Cycle. Under certain circumstances as described below, Grantee may be entitled to receive payment for some portion of the Award if Grantee's employment terminates prior to the end of the Performance Cycle.

     1.2 The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. This Agreement shall be construed in accordance with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

                  2.      Performance Measure and Performance Levels

                  The Committee has established the performance measure (the "Performance Measure"), and award and performance levels set forth in Appendix A attached hereto. The chart in Appendix A specifies a Commitment performance

                                                                         Page 47
                                                         Exhibit 10(iii)A(22)(a)


level, at which the Commitment Level Award will be paid; an Aspiration performance level, at or above which an Aspiration Level Award will be paid; and a threshold performance level, at which a minimum incentive award will be paid and below which no award will be paid. For each level of performance at or above the threshold performance level through the Aspiration performance level, Grantee will receive an award determined in accordance with the chart and formulae set forth in Appendix A. The terms used in determining the Performance Measure are defined in Appendix B.

                  3.      Determination of Aspiration Award.

     3.1 Determination Notice. Subject to Section 3.2, as soon as practical following the last day of the Performance Cycle, the Committee will determine, in accordancewith Section 7(c) of the Plan, the performance level of NSI with respect to the Performance Measure for the Performance Cycle. The Committee may in determining the performance level with respect to the Performance
Measure adjust NSI's financial results for the Performance Cycle to exclude the effect of unusual charges or income items which are distortive of financial results for the Performance Cycle; provided, that, in determining financial results, items whose exclusion from consideration will increase the Grantee's Award shall only have their effects excluded if they constitute "extraordinary items" under generally accepted accounting principles and all such items shall be excluded. The Committee shall also adjust the performance calculations to exclude the unanticipated effect on financial results of changes in the Code, or other tax laws, and the regulations thereunder. The Committee may decrease the amount of the Award otherwise payable to Grantee if, in the Committee's view, the financial performance of NSI during the Performance Cycle justifies such adjustment, regardless of the extent to which the Performance Measure has been achieved.

         The Company will notify the Grantee (or the executors or administrators of the Grantee's estate, if applicable) of the Committee's determination (the "Determination Notice"). The Determination Notice shall specify the performance level of NSI with respect to the Performance Measure for the Performance Cycle and the amount of Award (if any) Grantee will be entitled to receive. The amount Grantee is entitled to receive will be paid one-half in cash and one-half in Shares, with the Shares being valued at their Fair Market Value as of the last day of the Performance Cycle.

     3.2 Significant Corporate Events. If, during a Performance Cycle, NSI consummates an acquisition or disposition that involves assets whose value equals or exceeds 30% of the total value of NSI's assets, the following rules shall apply:

                  (a) If the transaction is consummated during the first year of the Performance Cycle, the Performance Cycle and the Grantee's outstanding Award will be terminated with no payout and a new Performance Cycle will be started.

                  (b) If the transaction is consummated after the first year of the Performance Cycle, the Performance Cycle will end and the outstanding Award will be determined and paid at NSI's actual performance level to such date (using, for such purpose, prorated performance levels of the Performance Measure

Page 48
                                                         Exhibit 10(iii)A(22)(a)


to reflect the portion of the Performance Cycle that had elapsed as of the date of consummation of the acquisition or disposition). Payment of the Award will be made as soon as practical after it is determined. A new Performance Cycle will be started to cover the period remaining in the initial Performance Cycle or, if that result is not practical, the Committee will make an appropriate adjustment to reflect the premature termination of the initial Performance Cycle.

         If, during a Performance Cycle, NSI consummates an acquisition or disposition that involves assets whose value is less than 30% of the total value of NSI's assets, the effects of such acquisition or disposition shall be disregarded in determining NSI's financial results and performance level for the Performance Cycle.

Any actions under this Section 3.2 shall be taken in accordance with the requirements of Code Section 162(m) and the regulations thereunder.

                  4.       Termination of Employment

     4.1 In General. Except as provided in Sections 4.2, 4.3 and 4.4 below, in the event that a Grantee's employment terminates during a Performance Cycle, all unearned Aspiration Awards shall be immediately forfeited by the Grantee.

     4.2 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Grantee is terminated by reason of death or Disability during a Performance Cycle, the Grantee shall be entitled to a prorated payout with respect to the unearned Award. The prorated payout shall be determined by the Committee based upon the length of time that the Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided that payment shall only be made to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved for the Performance Cycle; and provided, further, that the performance level used to determine the prorated award cannot exceed 200% of the Commitment performance level.

     In the event of Grantee's Retirement (on or after age 65), the full Award shall continue to be eligible for payout at the end of the Performance Cycle, just as if Grantee had remained employed for the remainder of the Performance Cycle (including if the Grantee dies after Retirement but before the end of the Performance Cycle). At the end of the Performance Cycle, the Committee shall make its determination in the same manner as provided in Section 3.

     Payment of earned Awards to Grantee in the event of termination due to death, Disability, or Retirement shall be made at the same time payments would be made to Grantee if Grantee did not terminate employment during the Performance Cycle.

     4.3 Change In Control. Notwithstanding anything in this Agreement to the contrary, if a Change in Control occurs during the Performance Cycle, then the

                                                                         Page 49
                                                         Exhibit 10(iii)A(22)(a)


Grantee's Award shall be determined for the Performance Cycle then in progress as though the Performance Cycle had ended as of the date of the Change in Control and the outstanding Award will be paid at the Commitment Level Award or the actual performance level to such date (using, for such purpose, prorated performance levels of the Performance Measure to reflect the portion of the Performance Cycle that had elapsed as of the date of the Change in Control), whichever provides the greater payment. The Award determined in accordance with the preceding sentence shall be fully vested and payable immediately to the Grantee. The Committee shall determine the amount of the Award under this
Section 5.3, subject to the terms of this section and no downward adjustment of the Award shall be permitted. The Award will be paid in full in cash, unless the Grantee elects to receive one-half of the Award in Shares. For purposes of determining the number of Shares to be paid to a Grantee under this Section 4.3, the Fair Market Value of a Share shall be determined by taking the average closing price per share for the last twenty (20) trading days prior to the commencement of the offer, transaction or other event which resulted in a Change in Control.

     4.4 Termination Without Cause. In the event Grantee's employment is terminated by the Company without Cause more than one (1) year after the commencement of the Performance Cycle and prior to the end of the Performance Cycle, the Grantee shall be entitled to a prorated payout of the Award based upon the length of time that the Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall only be made to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved for the Performance Cycle; and provided, further, that the performance level used to determine the prorated award cannot exceed 200% of the Commitment performance level. Payment shall be made to Grantee at the same time as if Grantee had not terminated employment during the Performance Cycle.

                  5.       No Right to Continued Employment.

                  Nothing in this Agreement or the Plan shall be interpreted to confer upon the Grantee any rights with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Grantee's employment at any time.

                  6.       Nonassignment.

                  The Grantee shall not have the right to assign, alienate, pledge, transfer or encumber any amounts due Grantee hereunder, and any attempt to assign, alienate, pledge, transfer, or encumber Grantee's rights or benefits shall be null and void and not recognized by the Plan or the Company.

Page 50
                                                         Exhibit 10(iii)A(22)(a)



                  7.       Modification of Agreement.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

                  8.       Severability; Governing Law.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

     The  validity,   interpretation,   construction  and  performance  of  this
Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

                  9.       Successors in Interest.

     This Agreement shall inure to the benefit of and be binding upon any successor to the Company. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee's heirs, executors, and administrators.

                  10.      Resolution of Disputes.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee and the Company for all purposes.


                  11.      Withholding of Taxes.

     The Company shall have the right to deduct from any amount payable under this Agreement, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any such amount. In satisfaction of all or part of the Withholding Taxes, the Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her pursuant to an Award, having an aggregate Fair Market Value equal to the Withholding Taxes.

                                                                         Page 51
                                                         Exhibit 10(iii)A(22)(a)



                  12.      Shareholder Approval.

The effectiveness of this Agreement and of the grant of the Award pursuant hereto is subject to the approval of the Plan by the stockholders of NSI in accordance with the terms of the Plan.


                        NATIONAL SERVICE INDUSTRIES, INC.


                        By:
                        JAMES S. BALLOUN
                        Chairman of the Board and Chief Executive Officer


                        _________________________________________, Subsidiary


                        By:
                        JAMES S. BALLOUN
                        Chairman of the Board and Chief Executive Officer



                        Name of Grantee:  ___________________________________

Page 52
                                                         EXHIBIT 10(iii)A(22)(a)


                             Your Award Opportunity


Name:                    James S. Balloun
Position:                Chairman, President, Chief Executive Officer and
                         Director
Division:                NSI
Perfomance period:       1997-1999
Award at Commitment:     $480,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY97-99 Cumulative Economic Profit ($000)                $ 38,700            $ 65,500         $ 135,000
Payout * ($000)                                          $    120            $    480         $   2,400

YOUR POTENTIAL PAYOUT

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



NSI Cumulative Economic Profit                     Payout*
($ 000s)                                           ($ 000s)

Threshold    $ 38,700                               $  120

Commitment   $ 65,500                               $  480

Aspiration   $135,000                               $2,400

*  Amounts between performance benchmarks will be interpolated.

                                                                         Page 53
                                                         Exhibit 10(iii)A(22)(a)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1997 - 1999 PERFORMANCE PERIOD


                                       NSI




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.02799

     b = -0.83302


Above Commitment Level EP:

     a = 0.05755

     b = -2.76978


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 54
                                                         EXHIBIT 10(iii)A(22)(a)


                             Your Award Opportunity


Name:                    Brock A. Hattox
Position:                Executive Vice President and Chief Financial Officer
Division:                NSI
Perfomance period:       1997-1999
Award at Commitment:     $224,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY97-99 Cumulative Economic Profit ($000)                $ 38,700            $ 65,500         $ 135,000
Payout * ($000)                                          $     56            $    224         $   1,120

YOUR POTENTIAL PAYOUT

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



NSI Cumulative Economic Profit                     Payout*
($ 000s)                                           ($ 000s)

Threshold    $ 38,700                               $   56

Commitment   $ 65,500                               $  224

Aspiration   $135,000                               $1,120

*  Amounts between performance benchmarks will be interpolated.

                                                                         Page 55
                                                         Exhibit 10(iii)A(22)(a)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1997 - 1999 PERFORMANCE PERIOD


                                       NSI




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.02799

     b = -0.83302


Above Commitment Level EP:

     a = 0.05755

     b = -2.76978


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 56
                                                         EXHIBIT 10(iii)A(22)(a)


                             Your Award Opportunity


Name:                    David Levy
Position:                Executive Vice President, Administration and Counsel
                         and Director
Division:                NSI
Perfomance period:       1997-1999
Award at Commitment:     $214,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY97-99 Cumulative Economic Profit ($000)                $ 38,700            $ 65,500         $ 135,000
Payout * ($000)                                          $     54            $    214         $   1,070

YOUR POTENTIAL PAYOUT

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



NSI Cumulative Economic Profit                     Payout*
($ 000s)                                           ($ 000s)

Threshold    $ 38,700                               $   54

Commitment   $ 65,500                               $  214

Aspiration   $135,000                               $1,070

*  Amounts between performance benchmarks will be interpolated.

                                                                         Page 57
                                                         Exhibit 10(iii)A(22)(a)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1997 - 1999 PERFORMANCE PERIOD


                                       NSI




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.02799

     b = -0.83302


Above Commitment Level EP:

     a = 0.05755

     b = -2.76978


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 58
                                                         EXHIBIT 10(iii)A(22)(a)


                             Your Award Opportunity


Name:                    Stewart A. Searle III
Position:                Senior Vice President, Planning and Development
Division:                NSI
Perfomance period:       1997-1999
Award at Commitment:     $128,000


                                                                          Achievement Level
                                                         Threshold           Commitment       Aspiration
FY97-99 Cumulative Economic Profit ($000)                $ 38,700            $ 65,500         $ 135,000
Payout * ($000)                                          $     32            $    128         $     640

YOUR POTENTIAL PAYOUT

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



NSI Cumulative Economic Profit                     Payout*
($ 000s)                                           ($ 000s)

Threshold    $ 38,700                               $  32

Commitment   $ 65,500                               $ 128

Aspiration   $135,000                               $ 640

*  Amounts between performance benchmarks will be interpolated.

                                                                         Page 59
                                                         Exhibit 10(iii)A(22)(a)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD

                                       FOR

                         1997 - 1999 PERFORMANCE PERIOD


                                       NSI




Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:

     a = 0.02799

     b = -0.83302


Above Commitment Level EP:

     a = 0.05755

     b = -2.76978


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 60
                                                         Exhibit 10(iii)A(22)(a)



                                   APPENDIX B

                             ASPIRATION ACHIEVEMENT
                                 INCENTIVE AWARD
                               PERFORMANCE MEASURE


PERFORMANCE MEASURE                                       DEFINITION


Economic Profit                                           Sum of the annual economic profits for the performance
                                                          cycle.  Annual economic profit shall be determined as
                                                          follows:  Adjusted After-Tax Profits (AATP) minus
                                                          [Average Invested Capital times the Weighted Average
                                                          Cost of Capital (WACC)]


RELATED TERMS                                             DEFINITION


Average Invested Capital                                  Average of the average beginning and ending Invested
                                                          Capital balances each month.

Adjusted After-Tax Profit (AATP)                          Adjusted Pre-Tax Profit minus Book Income Taxes.

Adjusted Pre-Tax Profit (APTP)                            Income before provision for income taxes plus interest
                                                          expense plus implied interest on capitalized operating
                                                          leases.

Book Income Taxes                                         Reported tax rate (determined by dividing
                                                          the provision for income taxes by the
                                                          income before the provision for income
                                                          taxes, as reported in NSI's annual financial
                                                          statements) applied to APTP.

Invested Capital                                          [Total assets plus capitalized operating leases, less
                                                          short and long-term investment in tax benefits] less
                                                          [non-interest bearing liabilities except for self
                                                          insurance reserves and deferred tax credits relating to
                                                          the safe harbor lease].

Weighted Average Cost of Capital (WACC)                   Ten percent (10%) will be the WACC for the Performance
                                                          Cycle ending August 31.